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                                                                   EXHIBIT 10.9

                        SPANISH BROADCASTING SYSTEM, INC.

       10 3/4% SERIES A CUMULATIVE EXCHANGEABLE REDEEMABLE PREFERRED STOCK

                          REGISTRATION RIGHTS AGREEMENT

         October 30, 2003

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
     As the Initial Purchasers,
         c/o Lehman Brothers Inc.
         745 Seventh Avenue
         New York, New York 10019


Ladies and Gentlemen:

         Spanish Broadcasting System Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell (the "PRIVATE PLACEMENT") to Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as initial purchasers (the "INITIAL PURCHASERS"), upon terms set forth in a purchase agreement dated as of October 15, 2003 (the "PURCHASE AGREEMENT") among the Company and the Initial Purchasers, 75,000 shares of its 10 3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share, liquidation preference $1,000 per share (the "SERIES A PREFERRED STOCK"), to be issued under a certificate of designations filed with the Secretary of State of the State of Delaware on October 29, 2003. As an inducement to you to enter into the Purchase Agreement and purchase the Series A Preferred Stock and in satisfaction of a condition to your obligations under the Purchase Agreement, the Company agrees with you for the benefit of the holders from time to time of the Series A Preferred Stock (including the Initial Purchasers), as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "ADDITIONAL DIVIDENDS" has the meaning set forth in Section 5(b).

                  "AFFILIATE" of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, "control" of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "CERTIFICATE OF DESIGNATIONS" means the certificate of designations filed with the Secretary of State of the State of Delaware on October 29, 2003, pursuant to which the Series A Preferred Stock is to be issued, as such Certificate of Designations may be amended or supplemented from time to time in accordance with the terms thereof.

                  "CERTIFICATED SHARES" has the meaning set forth in the Certificate of Designations.

                  "CLOSING DATE" has the meaning set forth in the Purchase Agreement.

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                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMPANY" has the meaning set forth in the preamble hereto.

                  "DIVIDENDS PAYMENT DATE" means, with respect to the Series A Preferred Stock, each date on which dividends are paid in accordance with the Certificate of Designations.

                  "EFFECTIVENESS TARGET DATE" has the meaning set forth in
                  Section 5(b).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "EXCHANGE NOTES INDENTURE" means the indenture pursuant to which the Exchange Notes would, if issued, be issued, as such indenture is amended or supplemented from time to time.

                  "EXCHANGE NOTES" means the Company's 10 3/4% Subordinated Exchange Notes due 2013, for which the Preferred Stock is exchangeable pursuant to the terms of the Certificate of Designations or the Registered Preferred Stock Certificate of Designations, as the case may be.

                  "EXCHANGE OFFER" means the registered offer by the Company under the Securities Act to Holders of Series A Preferred Stock to issue and deliver to such Holders, in exchange for the Series A Preferred Stock held by such Holders, Registered Preferred Stock in an aggregate liquidation preference equal to the aggregate liquidation preference of the Transfer Restricted Securities tendered in such exchange offer by such Holders. Such Exchange Offer shall include the registration under the Securities Act of Exchange Notes issuable in exchange for the Registered Preferred Stock pursuant to the terms of the Registered Preferred Stock Certificate of Designations.

                  "EXCHANGE OFFER REGISTRATION PERIOD" means the longer of (A) the period until the consummation of the Exchange Offer and
                  (B) 90 days after effectiveness of the Exchange Offer Registration Statement, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement; PROVIDED, HOWEVER, that in the event that all resales of Registered Preferred Stock (including, subject to the time periods set forth herein, any resales by Exchanging Dealers) covered by such Exchange Offer Registration Statement have been made, the Exchange Offer Registration Statement need not remain continuously effective for the period set forth in clause (B) above.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" means a Registration Statement of the Company on an appropriate form under the Securities Act with respect to the Exchange Offer, all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "EXCHANGING DEALER" means any Holder (which may include the Initial Purchasers) that is a broker-dealer, electing to exchange Series A Preferred Stock acquired for its own account as a result of market-making activities or other trading activities for Registered Preferred Stock.

                  "GLOBAL PREFERRED SHARES" has the meaning set forth in the Certificate of Designations.

                  "HOLDER" means the holders from time to time of the Series A Preferred Stock and the Registered Preferred Stock received in exchange for the Series A Preferred Stock.

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                  "PRIVATE PLACEMENT" has the meaning set forth in the preamble hereto.

                  "INITIAL PURCHASERS" has the meaning set forth in the preamble hereto.

                  "LOSSES" has the meaning set forth in Section 6(d) hereto.

                  "MAJORITY HOLDERS" means the Holders of a majority of the aggregate liquidation preference of Preferred Stock registered under a Registration Statement.

                  "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Shelf Registration Statement.

                  "OFFERING MEMORANDUM" has the meaning set forth in the Purchase Agreement.

                  "PREFERRED STOCK" means the Series A Preferred Stock and the Registered Preferred Stock.

                  "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Preferred Stock or, if issued, Exchange Notes covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

                  "PURCHASE AGREEMENT" has the meaning set forth in the preamble hereto.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof or any other entity.

                  "REGISTERED PREFERRED STOCK" means the Series B Preferred Stock issued by the Company, identical in all material respects to the Series A Preferred Stock, pursuant to the Registered Preferred Stock Certificate of Designations.

                  "REGISTERED PREFERRED STOCK CERTIFICATE OF DESIGNATIONS" means the certificate of designations filed with the Secretary of State of the State of Delaware on October 29, 2003, pursuant to which the Registered Preferred Stock is to be issued, as such Registered Preferred Stock Certificate of Designations may be amended or supplemented from time to time in accordance with the terms thereof.

                  "REGISTRATION DEFAULT" has the meaning set forth in Section 5(b) hereof.

                  "REGISTRATION STATEMENT" means any Exchange Offer Registration Statement or Shelf Registration Statement pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "SENIOR DEBT" has the meaning set forth in the Certificate of Designations.

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                  "SERIES A PREFERRED STOCK" means the Company's 10 3/4% Series
                  A Cumulative Redeemable Exchangeable Preferred Stock to be issued pursuant to the Certificate of Designations.

                  "SHELF REGISTRATION" means a registration effected pursuant to
                  Section 3 hereof.

                  "SHELF REGISTRATION PERIOD" has the meaning set forth in
                  Section 3(b) hereof.

                  "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof, which covers some or all of the Transfer Restricted Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TRANSFER AGENT" means Wachovia Bank, National Association.

                  "TRANSFER RESTRICTED SECURITIES" means each share of Preferred Stock or Exchange Note, if issued, until: (i) the date on which such share of Series A Preferred Stock has been exchanged by a Person other than a broker-dealer for Registered Preferred Stock in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of Series A Preferred Stock for Registered Preferred Stock, the date on which such Registered Preferred Stock or Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Preferred Stock or Exchange Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which such Preferred Stock or Exchange Note is distributed to the public pursuant to Rule 144 under the Securities Act.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended.

                  "TRUSTEE" means Wachovia Bank, National Association.

                  "UNDERWRITER" means any underwriter of Preferred Stock in connection with an offering thereof under a Shelf Registration Statement.

                  "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         2. EXCHANGE OFFER; RESALES OF REGISTERED PREFERRED STOCK OR EXCHANGE NOTES BY EXCHANGING DEALERS; PRIVATE EXCHANGE.

                  (a) The Company shall prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Exchange Offer on or before the 90th calendar day after the Closing Date. The Company shall use its commercially reasonable efforts (i) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to the 180th calendar day following the Closing Date and remain effective until the closing of the Exchange Offer and (ii) to consummate the Exchange Offer on or prior to the 210th calendar day following the Closing Date.

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Series A Preferred Stock for Registered Preferred Stock (assuming that such Holder (x) is not an "affiliate" of the Company within the meaning of the Securities Act, (y) is not a


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         broker-dealer that acquired the Series A Preferred Stock in a transaction other than as a part of its market-making or other trading activities and (z) if such Holder is not a broker-dealer, acquires the Registered Preferred Stock in the ordinary course of such Holder's business, is not participating in the distribution of the Registered Preferred Stock and has no arrangements or understandings with any person to participate in the distribution of the Registered Preferred Stock) to resell such Registered Preferred Stock or, if issued, Exchange Notes and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                  (c) In connection with the Exchange Offer, the Company shall mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents, stating, in addition to such other disclosures as are required by applicable law:

                           (i) that the Exchange Offer is being made pursuant to
                  this Agreement and that all shares of Series A Preferred Stock validly tendered will be accepted for exchange;

                           (ii) the dates of acceptance for exchange;

                           (iii) that any shares of Series A Preferred Stock not
                  tendered will remain outstanding and continue to accumulate dividends, but will not retain any rights under this Agreement;

                           (iv) that Holders electing to have shares of Series A
                  Preferred Stock exchanged pursuant to the Exchange Offer will be required to surrender such shares of Series A Preferred Stock, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last day of acceptance for exchange; and

                           (v) that Holders will be entitled to withdraw their
                  election, not later than the close of business on the last day of acceptance for exchange, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the aggregate liquidation preference of shares of Series A Preferred Stock delivered for exchange and a statement that such Holder is withdrawing his election to have such shares of Series A Preferred Stock exchanged; and shall keep the Exchange Offer open for acceptance for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders; utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and comply in all respects with all applicable laws relating to the Exchange Offer.

                  (d) As soon as practicable after the close of the Exchange Offer, the Company shall:

                           (i) accept for exchange all shares of Series A
                  Preferred Stock duly tendered and not validly withdrawn pursuant to the Exchange Offer;

                           (ii) deliver to the Transfer Agent for cancellation
                  all shares of Series A Preferred Stock so accepted for exchange; and

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                           (iii) cause the Transfer Agent promptly to issue and
                  deliver to each Holder Registered Preferred Stock having an aggregate liquidation preference equal to the Series A Preferred Stock of such Holder so accepted for exchange.

                  (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the staff of the Commission of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any Registered Preferred Stock received by such Exchanging Dealer pursuant to the Exchange Offer in exchange for Series A Preferred Stock acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                           (i) include the information set forth in (A) ANNEX A
                  hereto on the cover of the Exchange Offer Registration Statement, (B) in ANNEX B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, (C) in ANNEX C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and (D) in ANNEX D hereto in the letter of transmittal delivered pursuant to the Exchange Offer; and

                           (ii) use its reasonable best efforts to keep the
                  Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery of the prospectus included therein by Exchanging Dealers in connection with sales of Registered Preferred Stock (or, if issued, Exchange Notes) received pursuant to the Exchange Offer, as contemplated by
                  Section 4(h) below; PROVIDED, HOWEVER, that the Company shall not be required to maintain the effectiveness of the Exchange Offer Registration Statement for more than 30 days following the consummation of the Exchange Offer unless the Company has been notified in writing on or prior to the 30th day following the consummation of the Exchange Offer by one or more Exchanging Dealers that such Holder has received Registered Preferred Stock or, if issued, Exchange Notes as to which it will be required to deliver a prospectus upon resale.

                  (f) In the event that an Initial Purchaser determines that it is not eligible to participate in the Exchange Offer with respect to the exchange of Series A Preferred Stock constituting any portion of an unsold allotment, upon the effectiveness of the Shelf Registration Statement as contemplated by Section 3 hereof and at the request of the Initial Purchasers, the Company shall issue and deliver to the Initial Purchasers, or to the party purchasing Series A Preferred Stock registered under the Shelf Registration Statement from the Initial Purchasers, in exchange for such Series A Preferred Stock, shares of Registered Preferred Stock having a like liquidation preference or, if issued, Exchange Notes having a like principal amount. The Company shall use its reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Registered Preferred Stock as for Registered Preferred Stock issued pursuant to the Exchange Offer.

                  (g) The Company shall use its commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company and (iii) all governmental


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         approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer. The Company shall inform the Initial Purchasers, upon their request, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of the shares of Series A Preferred Stock in the Exchange Offer.

                  (h) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Registered Preferred Stock to be issued in the Exchange Offer and (C) it is acquiring the Registered Preferred Stock in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any broker-dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Registered Preferred Stock obtained by such Holder in exchange for Series A Preferred Stock acquired by such Holder directly from the Company.

         3. SHELF REGISTRATION. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Exchange Offer as contemplated by Section 2 hereof, or (ii) the Company is not required to file the Exchange Offer Registration Statement for any reason other than those specified in clause (i) above, or (iii) with respect to any Holder of Transfer Restricted Securities, such Holder notifies the Company prior to the 20th day following the consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Registered Preferred Stock acquired by it in the Exchange Offer or, if issued, Exchange Notes to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is an Exchanging Dealer and holds Series A Preferred Stock, or, if issued, Exchange Notes acquired directly from the Company or one of its affiliates (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act in connection with sales of Registered Preferred Stock or, if issued, Exchange Notes acquired in exchange for such Series A Preferred Stock shall result in such Registered Preferred Stock or Exchange Notes, as the case may be, being not "freely tradeable" and
(y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Registered Preferred Stock or, if issued, Exchange Notes, acquired in the Exchange Offer in exchange for Series A Preferred Stock acquired as a result of market-making activities or other trading activities shall not result in such Registered Preferred Stock or Exchange Notes, as the case may be, being not "freely tradeable"), the following provisions shall apply:

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                  (a) The Company shall, as promptly as practicable (but in no event later than the 90th calendar day after the obligation to file a Shelf Registration Statement under this Section 3 arises), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and Rule 415 under the Securities Act; PROVIDED that, with respect to Registered Preferred Stock received by the Initial Purchasers in exchange for Series A Preferred Stock constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (b) The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 180th calendar day after the obligation to file a Shelf Registration Statement under this
         Section 3 arises and to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus contained therein to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "SHELF REGISTRATION PERIOD"). The Company shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (i) such action is required by applicable law, (ii) the Company complies with this Agreement or (iii) such action is taken by the Company or any Affiliates in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(m) hereof, if applicable.

         4. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Company shall, within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel, upon their request) and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall object, except for any


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         amendment or supplement or document (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders and their counsel, upon their request)) which counsel to the Company shall advise the Company, in the form of a written opinion, is required in order to comply with applicable law; each Initial Purchaser agrees that, if it receives timely notice and drafts under this clause (a), it will not take actions or make objections pursuant to this clause (a) such that the Company is unable to comply with its obligations under
         Section 2.

                  (b) The Company shall ensure that:

                           (i) any Registration Statement and any amendment
                  thereto and any Prospectus contained therein and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder;

                           (ii) any Registration Statement and any amendment
                  thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (iii) any Prospectus forming part of any Registration
                  Statement, including any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities covered thereby, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (2) During the Shelf Registration Period or the Exchange Offer Registration Period, as applicable, the Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any Holder or Exchanging Dealer, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the Transfer Restricted Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the happening of any event that requires the
                  making of any changes in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement or the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

                  (e) The Company shall furnish to each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement that so requests, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto.

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (g) The Company shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein and, if the Exchanging Dealer so requests in writing, all exhibits thereto.

                  (h) The Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Registered Preferred Stock or, if issued, Exchange Notes or received by it pursuant to the Exchange Offer; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as provided in Section 2(e) above.

                  (i) Each Holder of Transfer Restricted Securities and each Exchanging Dealer agrees by its acquisition of such Transfer Restricted Securities to be sold by such Exchanging Dealer that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in paragraph (c)(2)(i), (c)(2)(ii), or (c)(2)(iii) of this Section 4, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or Registered Preferred Stock or, if issued, Exchange Notes to be sold by such Holder or Exchanging Dealer, as the case may be, until such Holder's or Exchanging Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by
         Section 4(l) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Exchange Offer Registration Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of the Registered Preferred Stock covered by such Registration Statement or Registered Preferred Stock to be sold by such Exchanging Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof or (y) the advice in writing.

                  (j) Prior to the Exchange Offer or any other offering of Transfer Restricted Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of Transfer Restricted Securities included therein and their respective counsel in connection with the registration or qualification of such Transfer Restricted Securities for offer and sale under the securities or blue sky laws of such states as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such states of the Transfer Restricted Securities covered by such Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (k) The Company shall issue, upon the request of any Holder of Series A Preferred Stock covered by the Shelf Registration Statement, Registered Preferred Stock, having an aggregate liquidation preference equal to the aggregate liquidation preference of Series A Preferred Stock surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Registered Preferred Stock to be registered in the name of the purchaser(s) of such Registered Preferred Stock, as the case may be; in return, the Series A Preferred Stock held by such Holder shall be surrendered to the Company for cancellation.

                  (l) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registered Preferred Stock or, if issued, Exchange Notes to be sold pursuant to any Registration Statement free of any restrictive legends and enable such Registered Preferred Stock or Exchange Notes, as the case may be, to be in such denominations and registered in such names as Holders may request prior to sales of Registered Preferred Stock or Exchange Notes, as the case may be, pursuant to such Registration Statement.

                  (m) Upon the occurrence of any event contemplated by paragraph
         (c)(2)(iii) of this Section 4, the Company shall promptly prepare and file a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the case of a Shelf Registration Statement, notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event. Notwithstanding the foregoing, the Company shall not be required to amend or supplement a Shelf Registration Statement, any related Prospectus or any document incorporated therein by reference, for a period not to exceed an aggregate of 90 days in any calendar year, if the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations, or prospects of the Company or the disclosure otherwise related to a pending material business transaction that has not yet been publicly disclosed.

                  (n) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Transfer Restricted Securities registered under such Registration Statement, and provide the Transfer Agent with certificates for such Transfer Restricted Securities, in a form eligible for deposit with The Depository Trust Company.

                  (o) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement meeting the requirements of Rule 158 under the Securities Act.

                  (p) The Company shall cause the Exchange Notes Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee under the Exchange Notes Indenture and the Holders of Preferred Stock to effect such changes to the Exchange Notes Indenture as may be required for such Exchange Notes Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its best efforts to cause the Trustee under the Exchange Notes Indenture to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Exchange Notes Indenture to be so qualified in a timely manner.

                  (q) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement.

                  (r) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters, if any, and Majority Holders reasonably agree should be included therein, and shall make all required filings of such Prospectus supplement or post-effective amendment promptly upon notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (s) In the case of any Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or to facilitate the registration or the disposition of any Transfer Restricted Securities included therein, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if
         any) with respect to all parties to be indemnified pursuant to Section
         6.

                  (t) In the case of any Shelf Registration Statement, the Company shall:

                           (i) make reasonably available for inspection by the
                  Holders of Transfer Restricted Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries;

                           (ii) cause the Company's officers, directors and
                  employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or Managing Underwriters, if any, available for discussion of any such Registration Statement; PROVIDED, HOWEVER, that any non-public information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of a disclosure of such information by any such Holder, underwriter, attorney, accountant or agent;

                           (iii) make such representations and warranties to the
                  Holders of Transfer Restricted Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                           (iv) obtain opinions of counsel to the Company and
                  updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in similar underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                           (v) obtain "cold comfort" letters and updates thereof
                  from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Transfer Restricted Securities registered thereunder (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (AICPA) ("SAS 72")), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with similar underwritten offerings, or if the provision of such "cold comfort" letters is not permitted by SAS 72 or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 75 of the AICPA, covering matters requested by the Initial Purchasers or their counsel; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested by the Majority Holders and the Managing Underwriters, if any, and customarily delivered in similar offerings, including those to evidence compliance with
                  Section 4(m) and with any conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(t) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (u) The Company shall, in the case of a Shelf Registration, use its best efforts to cause all Transfer Restricted Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Transfer Restricted Securities satisfy applicable listing requirements.

         5. REGISTRATION EXPENSES; REMEDIES.

                  (a) The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof, including without limitation: (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any Transfer Restricted Securities), (iii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of the Transfer Agent, the Trustee and their respective counsel, (v) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and, in the case of any Exchange Offer Registration Statement, the fees and expenses of counsel to the Initial Purchasers acting in connection therewith and (vi) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

                  (b) In the event that the Company:

                           (i) fails to file the Exchange Offer Registration
                  Statement or Shelf Registration Statement, as the case may be, on or before the date specified for either such filing;

                           (ii) either such registration statement is not
                  declared effective by the Commission on or prior to the date specified for such effectiveness (the "EFFECTIVENESS TARGET DATE");

                           (iii) the Company fails to consummate the Exchange
                  Offer within 30 days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement; or

                           (iv) the Shelf Registration Statement or the Exchange
                  Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the resales of Transfer Restricted Securities during the periods specified in this Registration Rights Agreement (each such event referred to in clauses (i) through (iv) above, a "REGISTRATION DEFAULT"), then the Company will pay additional dividends as liquidated damages ("ADDITIONAL DIVIDENDS"), at a rate of 0.25% per year from and including the date of the Registration Default. The applicable additional dividend rate will increase by an additional 0.25% per year with respect to each subsequent 90-day period until all Registration Defaults have been cured; PROVIDED, HOWEVER, that in no event will the additional dividend rate exceed 2.00% per year in the aggregate regardless of the number of Registration Defaults; and PROVIDED, FURTHER, HOWEVER, that the additional dividend rate will increase without duplication for any additional events that would constitute an additional Registration Default arising as a result of the continuing circumstances of the initial Registration Default.

                  (c) If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the additional dividend rate for that subsequent Registration Default shall initially be 0.25%, regardless of the additional dividend rate in effect with respect to any prior Registration Default at the time of the cure of that Registration Default.

                  (d) The Company shall pay all Additional Dividends in cash on each Dividend Payment Date commencing on the first Dividend Payment Date after the date of the applicable Registration Default; PROVIDED, HOWEVER, that if the Company is prohibited by the terms of its Senior Debt from paying such Additional Dividends in cash, such Additional Dividends may be paid by issuing additional shares of Series A Preferred Stock in lieu of cash.

                  (e) Following the cure of all Registration Defaults, the accrual of Additional Dividends will cease.

                  (f) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2 and 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2 and 3 hereof.

         6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities covered thereby (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer) the directors, officers, employees and agents of such Holder and each person who controls such Holder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); PROVIDED, HOWEVER, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such indemnified party specifically for inclusion therein or any information included therein pursuant to Section 4(r); PROVIDED FURTHER, HOWEVER, that the Company will not be liable in any case with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto to the extent that any such loss, claim, damage or liability (or action in respect thereof) resulted from the fact that any indemnified party sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company had previously complied with the provisions of Section 4(c)(2) and 4(f) or 4(h) hereof and if the untrue statement contained in or omission from such preliminary Prospectus or Prospectus was corrected in the

         Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

         The Company also agrees to indemnify or contribute to Losses of, as provided in Section 6(d) hereof, any underwriters of Transfer Restricted Securities registered under a Shelf Registration Statement, their employees, officers, directors and agents and each person who controls such underwriters on the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(s) hereof.

                  (b) Each Holder of Transfer Restricted Securities covered by a Registration Statement (including the Initial Purchasers and, with respect to any Prospectus delivery as contemplated by Sections 2(e) and 4(h) hereof, each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) each of the directors of the Company, (iii) each of the officers of the Company who signs such Registration Statement and (iv) each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with respect to written information furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "LOSSES") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Private Placement and the Registration Statement that resulted in such Losses; PROVIDED, HOWEVER, that in no case shall the Initial Purchasers or any subsequent Holder of any Transfer Restricted Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Transfer Restricted Security, or in the case of a Registered Preferred Stock, applicable to the Series A Preferred Stock that was exchangeable into such Registered Preferred Stock nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Transfer Restricted Securities purchased by such underwriter under the Registration Statement that resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Private Placement (before deducting expenses) as set forth on the cover page of the Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Transfer Restricted Securities registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement that resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that did not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by a Registration Statement.

         7. RULE 144A. The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

         9. SELECTION OF UNDERWRITERS. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate liquidation preference or principal amount of the Transfer Restricted Securities included in such offering; PROVIDED, that such investment bankers and managers must be reasonably satisfactory to the Company.

         10. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENT. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement that conflicts with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate liquidation preference or principal amount of Transfer Restricted Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of Registered Preferred Stock or, if issued, Exchange Notes); PROVIDED that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Transfer Restricted Securities being sold rather than registered under such Registration Statement.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder, at the most current address given
                  by such Holder to the Company in accordance with the provisions of this Section 10(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Transfer Agent, with a copy in like manner to Lehman Brothers Inc.;

                           (ii) if to the Initial Purchasers, c/o Lehman
                  Brothers Inc., 745 Seventh Avenue, New York, New York 10019,
                  Attention: Stephen Mehos (Fax: 646-758-4477), with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, NY 10022, with a copy to Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, Attention: Bonnie A. Barsamian, Esq.; and

                           (iii) if to the Company, Spanish Broadcasting System,
                  Inc., 2601 South Bayshore Drive, Coconut Grove, Florida 33133,
                  Attention: Joseph A. Garcia (Fax: 305-441-7861), with a copy to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022-3598, Attention: William E. Wallace, Jr., Esq.

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers, on the one hand, or the Company, on the other, by notice to the other party or parties may designate additional or different addresses for subsequent notices or communications.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Transfer Restricted Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

                  (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) TRANSFER RESTRICTED SECURITIES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of the aggregate liquidation preference or principal amount of Transfer Restricted Securities is required hereunder, Transfer Restricted

         Securities held by the Company or its Affiliates (other than subsequent Holders of Transfer Restricted Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                      Very truly yours,

                                      SPANISH BROADCASTING SYSTEM, INC.



                                      By: /s/ JOSEPH A. GARCIA
                                          --------------------------------------
                                          Name:  Joseph A. Garcia
                                          Title: Chief Financial Officer,
                                                 Executive Vice President
                                                 and Secretary


The foregoing Agreement is hereby
accepted as of the date first above written.

LEHMAN BROTHERS INC.



By:  /s/ ELIZABETH SATIN
     --------------------------------------
     Name:  Elizabeth Satin
     Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED



By:  /s/ TODD BERNICK
     --------------------------------------
     Name:  Todd Bernick
     Title: Authorized Signatory

DEUTSCHE BANK SECURITIES INC



By:  /s/ JEFFREY S. AMLING
     --------------------------------------
     Name:  Jeffrey S. Amling
     Title: Managing Director



By:  /s/ BLAIR FAULSTICH
     --------------------------------------
     Name:  Blair Faulstich
     Title: Director

                                                                         ANNEX A


         Each broker-dealer that receives Registered Preferred Stock for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Registered Preferred Stock or, if issued, Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Registered Preferred Stock, or if issued, Exchange Notes, received in exchange for Series A Preferred Stock where such Series A Preferred Stock were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


         Each broker-dealer that receives Registered Preferred Stock for its own account in exchange for Series A Preferred Stock, where such Series A Preferred Stock were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Registered Preferred Stock, or if issued, Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C


         Each broker-dealer that receives Registered Preferred Stock for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Registered Preferred Stock, or if issued, Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Registered Preferred Stock, or if issued, Exchange Notes received in exchange for Series A Preferred Stock where such Series A Preferred Stock were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until such date all dealers effecting transactions in the Registered Preferred Stock, or if issued, Exchange Notes may be required to deliver a prospectus.

                                                                         ANNEX D


         If the undersigned is a broker-dealer that will receive Registered Preferred Stock for its own account in exchange for Series A Preferred Stock, it represents that the Series A Preferred Stock to be exchanged for the Registered Preferred Stock were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Series A Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.





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